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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 6, 2003


                                 Domino's, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                   333-74797                38-3025165
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                           30 Frank Lloyd Wright Drive
                            Ann Arbor, Michigan 48106
                    (Address of principal executive offices)


                                 (734) 930-3030
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number        Description
------        -----------

99.1          Domino's, Inc. first quarter press release, dated May 6, 2003.

Item 9.  Regulation FD Disclosure

On May 6, 2003, the Company issued a press release announcing its first quarter 2003 results. The press release is attached hereto as Exhibit 99.1. This information is being is being provided under Item 12.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Domino's, Inc.
                                             (Registrant)

Date: May 6, 2003                            /s/ Harry J. Silverman
                                             ---------------------------
                                             Chief Financial Officer